Exhibit 99.2

LUMENTUM TO ACQUIRE NEOPHOTONICS TO ACCELERATE OPTICAL NETWORK SPEED AND SCALABILITY

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Combination accelerates Lumentum’s penetration of the fast-growing opportunity for high-speed optical components for cloud and telecom network infrastructure and creates a better partner for customers globally

•	Expected to be immediately accretive to non-GAAP earnings per share and deliver more than $50 million in annual run-rate cost synergies within 24 months of transaction close

•	Companies to host investor call today at 5:30 a.m. PT to discuss the transaction

•	Separately, Lumentum and NeoPhotonics announce quarterly financial results

San Jose, Calif., November 4, 2021 – Lumentum Holdings Inc. (NASDAQ: LITE) (“Lumentum”) and NeoPhotonics Corporation (NYSE: NPTN) (“NeoPhotonics”) today announced that they have entered into a definitive agreement under which Lumentum will acquire NeoPhotonics for $16.00 per share in cash, which represents a total equity value of approximately $918 million. The transaction has been unanimously approved by the Boards of Directors of both companies.

The addition of NeoPhotonics expands Lumentum’s opportunity in some of the fastest growing areas of the more than $10 billion market for optical components used in cloud and telecom network infrastructure. The integrated company will be better positioned to serve the needs of a global customer base who are increasingly utilizing photonics to accelerate the shift to digital and virtual approaches to work and life, the proliferation of IoT, 5G, and next-generation mobile networks, and the transition to advanced cloud computing architectures. The combination creates a stronger partner for customers, with the ability and intent to invest strongly in innovation and manufacturing capacity.

“With NeoPhotonics, we’re making another important investment in better serving our customers and expanding our photonics capabilities at a time when photonics are at the forefront of favorable long-term market trends,” said Alan Lowe, Lumentum President and CEO. “At the center of our strategy is a relentless focus on developing a differentiated portfolio with the most innovative products and technology in our industry so that we can help our customers compete and win in their respective markets. Adding NeoPhotonics’ differentiated products and technology and innovative R&D team is consistent with this strategy and together, we will better meet the growing need for next generation optical networking solutions.”

“We are confident this transaction will make us an even better partner to our customers, while enabling our team to deliver significant, long-term value to our stockholders. We look forward to welcoming NeoPhotonics’ talented team of employees to Lumentum,” concluded Mr. Lowe.

“Today’s announcement is an exciting milestone for NeoPhotonics,” said Tim Jenks, NeoPhotonics President, CEO, and Chairman. “The increasing global demand for our ultra-pure light tunable lasers and photonics technologies for speed over distance applications is more apparent than ever, and Lumentum is the ideal partner to serve our customers on a larger scale. Lumentum recognizes the importance of NeoPhotonics’ differentiated photonic technology and products, which are well positioned for accelerated growth in the coming years. The combination’s complementary product portfolio, increased scale, breadth of customer application knowledge, and R&D capabilities will accelerate innovation, better serve customers, and deliver significant and immediate value to our stockholders. Importantly, this transaction is a testament to the hard work and dedication of our employees. I look forward to working with Lumentum leadership to ensure a smooth transition as we begin an exciting new chapter as one company.”

Compelling Strategic and Financial Benefits

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Comprehensive Capabilities for the Significant 400G+ Optical Network Opportunity: The complementary combination accelerates Lumentum’s exposure to and penetration of some of the fastest growing portions of the more than $10 billion market for optical components used in cloud and telecom network infrastructure. Internet, cloud, mobile, and broadband access network capacity requirements continue to grow at an unrelenting pace driven by the digital transformation of work and life, high-bandwidth video, gaming, and other applications. The combined company will have a broader portfolio of next generation products and technologies addressing the market opportunity created by the strong growth in network capacity requirements created by these applications.

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Positioned to Better Serve Market Leading Customers: The combined company will comprise a solid financial position and the ability to invest in new products, technologies, and manufacturing capabilities, with a broader portfolio of products and technology relevant to global leaders in cloud and communications networks infrastructure. This transaction underscores Lumentum’s commitment to the photonics and communications markets, and the combined company will continue to heavily invest in innovation and manufacturing capabilities in order to meet and exceed customers’ photonics needs – today and into the future.

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Accelerated Innovation from Combined R&D and Technology Capabilities Globally: The combination increases the scale and scope of Lumentum’s innovation engine globally. The company will benefit from R&D and manufacturing capabilities globally across Asia, North America, and Europe. With a broader global talent pool, Lumentum will be well positioned to accelerate innovation and collaborate more closely with market and technology-leading customers worldwide.

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Poised to Capture Attractive New Growth Opportunities: Photonics will play an increasing role in new approaches to automobiles and delivery vehicles, manufacturing, industrial sensing, safety and security, health care and the life sciences, and addressing climate change. The combined organization will be poised to capture new market growth opportunities created by these trends due to the combined R&D innovation engine and technology base. The combination’s breadth of technology and vertical integration, from underlying components and materials to sub-systems and systems, increases the ability to participate in the technology stack of new end market customers increasingly utilizing photonics.

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Delivers Substantial Run-Rate Synergies and Solid Accretion to Lumentum’s Earnings: There are significant efficiency gains in combining derived from increased scale, reducing redundancies, and leveraging the best capabilities in the combination. The combined company is expected to generate more than $50 million in annual run-rate synergies within 24 months of the closing of the transaction. The transaction is expected to be immediately accretive to the combined company’s non-GAAP earnings per share upon closing. The combined company is expected to have a solid balance sheet and strong operating cash flows, creating substantial financial flexibility to pursue continued growth initiatives.

Transaction Terms, Financing, and Approvals

The purchase price represents a premium of approximately 39% to NeoPhotonics’ closing stock price on November 3, 2021. Lumentum intends to finance the transaction through cash from the combined company’s balance sheet.

Related to the transaction, Lumentum will provide up to $50 million in term loans to NeoPhotonics to fund anticipated growth, which may require increased working capital and manufacturing capacity.

The transaction is expected to close in the second half of calendar year 2022, subject to approval by NeoPhotonics’ stockholders, receipt of regulatory approvals, and other customary closing conditions.

Advisors

Goldman Sachs & Co. LLC served as the exclusive financial advisor to Lumentum and Wilson Sonsini Goodrich & Rosati, Professional Corporation served as legal advisor. Union Square Advisors LLC served as exclusive financial advisor to NeoPhotonics and Cooley LLP served as legal advisor.

Transaction Conference Call and Lumentum First Quarter Fiscal 2022 Earnings Results

In separate press releases issued today, Lumentum and NeoPhotonics announced financial results for their first quarter fiscal 2022 and third quarter fiscal 2021, respectively. The Lumentum press release is available at http://investor.lumentum.com. The NeoPhotonics’ press release is available at http://ir.neophotonics.com. In light of today’s transaction announcement, NeoPhotonics has cancelled its previously announced conference call for November 4 at 1:30 p.m. PT/4:30 p.m. ET.

The Companies will hold a joint conference call today, November 4, 2021 at 5:30 a.m. PT/8:30 a.m. ET to discuss today’s announcement, as well as Lumentum’s first quarter financial results. A live webcast of the call and the replay will be available on the Lumentum website at http://investor.lumentum.com. Supporting materials for the call’s presentation will be posted on http://investor.lumentum.com under the “Events and Presentations” section prior to the call and on http://ir.neophotonics.com.

A conference call replay will be available from November 4, 2021, at 11:30 a.m. ET through November 11, 2021, at 11:59 p.m. ET. To listen to the live conference call, dial (844) 200-6205 (U.S.) or (929) 526-1599 (international) and reference the passcode 319529. To access the replay, dial (866) 813-9403 (U.S.) or (929) 458-6194 (international) and reference the passcode 908228.

This press release is being furnished as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission and will be available at http://www.sec.gov/.

About Lumentum

Lumentum (NASDAQ: LITE) is a major designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

About NeoPhotonics

NeoPhotonics (NYSE: NPTN) is a leading developer and manufacturer of lasers and optoelectronic solutions that transmit, receive and switch high-speed digital optical signals for Cloud and hyper-scale data center internet content providers and telecom networks. The Company’s products enable cost-effective, high-speed over distance data transmission and efficient allocation of bandwidth in optical networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2015 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and NeoPhotonics. NeoPhotonics will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com or by contacting NeoPhotonics’ Investor Relations at ir@neophotonics.com.

Participants in the Solicitation

The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Category: Financial

Contact Information

Lumentum

Investors: Jim Fanucchi, (408) 404-5400, investor.relations@lumentum.com

Media: Eric Brielmann or Kaitlin Kikalo, Joele Frank, Wilkinson Brimmer Katcher, (212) 355-4449

NeoPhotonics

Investors: Sapphire Investor Relations, LLC, Erica Mannion, Investor Relations, (617) 542-6180, ir@neophotonics.com

Media: LouVan Communications, Inc., Michael Newsom, (617) 803-5385, mike@louvanpr.com